UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2025

_______________________________

BROADWIND, INC.

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3240 South Central Avenue

Cicero, Illinois 60804

(Address of Principal Executive Offices) (Zip Code)

(708) 780-4800

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BWEN	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 4, 2025, Broadwind Heavy Fabrications, Inc. (the “Seller”), a wholly owned subsidiary of Broadwind, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Wisconsin Heavy Fabrication, LLC (the “Buyer”), a wholly-owned subsidiary of IES Holdings, Inc., pursuant to which the Seller agreed to sell certain assets used in its production facility located in Manitowoc, Wisconsin (the “Facility”), including specified contracts, equipment, machinery and other personal property, and permits (collectively, the “Purchased Assets”), to the Buyer for an aggregate purchase price of up to $13,800,000.00 in cash, subject to certain purchase price adjustments, plus the assumption of certain liabilities for certain taxes and arising out of the purchased contracts and the post-closing ownership of the Purchased Assets (the “Transaction”).

A portion of the purchase price, $7,000,000.00 (the “Signing Payment”), was delivered into escrow by the Buyer upon execution of the Purchase Agreement. The Signing Payment will be held in escrow pursuant to the terms of an Escrow Agreement by and among the Seller, the Buyer and U.S. Bank, as the escrow agent, and will be released to the Seller upon the consummation of the Transaction. In addition to the Signing Payment, the Seller will receive at the closing (i) $6,800,000.00 if closing occurs before July 31, 2025, (ii) $6,500,000.00 if closing occurs after July 31, 2025, but before August, 31, 2025, or (iii) $6,000,000.00 if closing occurs after August 31, 2025.

The Purchase Agreement contains customary representations, warranties and covenants of the Seller and the Buyer. The Seller’s representations and warranties survive until the 18-month anniversary of the closing date of the Transaction, except for certain fundamental representations and warranties, which survive until the 120th day after the expiration of the applicable statute of limitations for each respective fundamental representation and warranty (taking into account any tolling periods and other extensions). The Purchase Agreement also contains customary covenants and agreements by and among the parties, as well as customary mutual indemnification obligations.

The closing of the Transaction is subject to the satisfaction of certain conditions precedent, including, without limitation, the Seller’s completion of its outstanding orders at the Facility, the continued employment of employees located at the Facility, and the Buyer’s satisfactory completion of its due diligence of relevant customers.

In connection with the execution of the Purchase Agreement, (i) the Seller entered into a Lease Termination and Reinstatement Agreement with the landlord of the Facility (the “Landlord”), providing for the termination of the (x) Amended and Restated Industrial Lease Agreement Fabrication Building, dated December 31, 2024, between the Seller and the Landlord (“Lease 1”), (y) Amended and Restated Industrial Lease Agreement – Buildings 101, 102 and 103, dated December 31, 2024, between the Seller and the Landlord (“Lease 2”), and (z) Amended and Restated Industrial Lease Agreement – Buildings 104, 106, 120, 125, 128, 129, 130, 131, 143, 144, dated December 31, 2024, between the Seller and the Landlord (“Lease 3”) (Lease 1, Lease 2, and Lease 3 collectively, the “Leases”), (ii) the Buyer entered into a new lease agreement with the Landlord for the Facility (the “New Lease”), and (iii) the Seller entered into a sublease with the Buyer, pursuant to which the Seller will sublease the Facility from the Buyer until the closing of the Transaction (the “Sublease”). If the Purchase Agreement is terminated prior to the consummation of the Transaction, the New Lease and the Sublease will be terminated, and the Leases will be reinstated.

The term of the Sublease commenced on June 4, 2025, and expires on the earlier of (i) midnight on August 31, 2025, (ii) the date that the Seller vacates the Facility, or (iii) the termination of the Purchase Agreement. The Seller will pay monthly base rent to the Buyer in the amount of $82,227.00, plus the Seller’s share of common area maintenance charges and real estate taxes, during the term of the Sublease. The Sublease incorporates the terms and conditions of the New Lease by reference and applies such terms and conditions to the Seller.

The Company anticipates that the closing of the Transaction will occur in the third quarter of 2025, subject to the satisfaction of the applicable closing conditions. There can be no assurances as to the timing of the actual closing of the Transaction.

The foregoing description of the terms of the Purchase Agreement and the Sublease are not complete and are qualified in their entirety by reference to the Purchase Agreement and the Sublease. The Company intends to file copies of the Purchase Agreement and the Sublease as exhibits to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025.

Item 1.02. Termination of a Material Definitive Agreement.

The Seller conditionally terminated the Leases in connection with the execution of the Purchase Agreement. See Item 1.01 of this Current Report on Form 8-K (this “Current Report”) for a discussion of the termination of the Leases, the contents of which are hereby incorporated by reference into this Item 1.02 disclosure.

Item 7.01. Regulation FD Disclosure.

On June 4, 2025, the Company issued a press release announcing the execution of the Purchase Agreement and the Transaction, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure.

The information contained and incorporated by reference in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

            The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

99.1	Press Release dated June 4, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND, INC.

Date: June 4, 2025	By:	/s/ Eric B. Blashford
Eric B. Blashford
President and Chief Executive Officer (Principal Executive Officer)